UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 5, 2010
CORVEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19291	33-0282651

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2010 Main Street, Suite 600, Irvine, California	92614

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(949) 851-1473
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     On August 11, 2010, CorVel Corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report certain amendments made to the CorVel Corporation 1991 Employee Stock Purchase Plan (the “Plan”), but inadvertently filed an incorrect version of the Plan as Exhibit No. 10.1 to the Initial Form 8-K. Accordingly, this Current Report on Form 8-K/A is being filed solely to amend and supplement the Initial Form 8-K to include the correct version of the Plan as Exhibit No. 10.1. Except as described herein, the information contained in the Initial Form 8-K has not been updated or amended.
     Pursuant to Rule 12b-15 under the Securities Exchange Act of 1934, set forth below is the complete text of Item 9.01 of the Initial Form 8-K, as amended:

Item 9.01.	Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
     Not applicable.
(b) Pro Forma Financial Information.
     Not applicable.
(c) Shell Company Transactions.
     Not applicable.
(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	CorVel Corporation 1991 Employee Stock Purchase Plan, as amended and restated on August 5, 2010.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEL CORPORATION
(Registrant)

Dated: August 11, 2010	/s/ DANIEL J. STARCK
Daniel J. Starck,
President and Chief Executive Officer